Other Receivables (Tables)	12 Months Ended
Dec. 31, 2025
Other Receivables
Schedule Of other receivables

	12.31.2025	12.31.2024
CDE Transfer (a)	394,814	325,657
Investment disposal (b)	340,384	596,203
Indemnification asset (Note 1.2)	346,634	—
Assets and rights disposal (c)	332,744	315,436
Services in progress (d)	230,940	239,474
Contractual advances to suppliers	35,688	44,624
Disposals and decommissioning in progress	33,829	35,676
Tariff flag	17,561	10,076
Advance payments to employees	11,816	12,536
Other receivables	99,972	51,838
	1,844,382	1,631,520
Current	1,050,086	949,674
Noncurrent	794,296	681,846
(a) Balance receivable from the Energy Development Account (CDE) to cover tariff discounts (Law No. 10,438/2002 and Decree No. 7,891/2013), with the monthly quota stipulated in the Annual Tariff Adjustment/Revision. Each month, the Company estimates the differences to be offset in the next tariff adjustment. On December 31, 2025, the balance receivable for the monthly quota is R$88,979, the balance to be offset in the 2025-2026 cycle is R$143,611, and the balance being accrued is R$162,224 (on December 31, 2024, respectively, R$141,619, R$81,610, and R$102,428).

(b) Balance resulting mainly from the divestment of Compagas completed in 2024, with receipt of R$326,885 in September 2025 and expected settlement in September 2026.
(c) Refers to the balance receivable arising from the sale of assets no longer used by Copel GeT and FDA concessions in 2024.
(d) Refers mainly to expenses related to R&D and PEE projects in progress, which are recorded as assets against cash during execution. Once completed and approved by Aneel, the balances of this asset are offset against the respective liability, which was initially recorded as a contra-entry to income, as a deduction from operating revenue.